Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Fourth Quarter 2015 Earnings

Scranton, PA, February 2, 2016/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months and year ended December 31, 2015. Peoples reported net income of $3.8 million, or $0.52 per basic and diluted weighted average share for the fourth quarter of 2015, compared to $4.4 million, or $0.58 per share, for each of the third quarter of 2015 and fourth quarter of 2014.  Other expenses in the fourth quarter of 2015 included a charge for the disposal of a nonrecoverable asset attributable to the dissolution of Penseco Realty, Inc. which reduced net income by $440.7 thousand or $0.06 per share.

Core net income, excluding net gains on sale of investment securities available-for-sale, for the three months ended December 31, 2015 was $3.7 million, a decrease from $4.3 million for the third quarter of 2015 and $4.4 million for the fourth quarter of 2014. Core net income per share for the three months ended December 31, 2015 was $0.50, compared to $0.57 for the third quarter of 2015 and $0.58 for the fourth quarter of 2014.

Net income for the year ended December 31, 2015, totaled $17.7 million or $2.36 per share compared to $17.6 million or $2.34 per share for 2014.  The results for 2015 include net gains on sale of investment securities of $1.2 million compared to $0.9 million during 2014. Pre-tax acquisition related expenses recognized for the year ended December 31, 2014 approximated $1.7 million. Core net income for 2015 was $17.0 million, compared to  $18.2 million for 2014. Core net income per share for 2015 was $2.26, a decrease from $2.41 for 2014.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The three and twelve month periods included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale and one-time acquisition related expenses. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $70.3 million in the fourth quarter of 2015 as demand increased throughout all markets.
•	Deposits grew $11.2 million in the fourth quarter of 2015.
•	Tangible book value per share increased to $24.29 at December 31, 2015 from $23.57 at December 31, 2014.
•

Tax-equivalent net interest margin increased 5 basis points in the fourth quarter of 2015 to 3.79% compared to 3.74% for the quarter ended September 30, 2015 and was unchanged from the fourth quarter of 2014 at 3.79%.

•

Tax-equivalent net interest income increased $538.0 thousand for the fourth quarter of 2015 to $15.4 million compared to $14.9 million for the third quarter of 2015 and increased $375.0 thousand compared to $15.1 million for the fourth quarter of 2014.

•	The effective tax rate for the year ended December 31, 2015 decreased to 20.3% from 23.6% in 2014.
•	The Company established a loan production office located in King of Prussia, Montgomery County, Pennsylvania in the fourth quarter of 2015.
•

Peoples Security Wealth Management Group acquired Gilmartin Associates, an asset management and retirement plan services company with $120.0 million of assets under management in the fourth quarter of 2015.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the three and twelve months ended December 31, were 3.79% and 3.81% in 2015, compared to 3.79% and 3.86% in 2014, respectively. Loan accretion included in loan interest income for the three and twelve months ended December 31, 2015 related to loans acquired in the fourth quarter of 2013 was $190.6 thousand and  $665.5 thousand, resulting in an increase in the tax-equivalent net interest margin of 5 and 4 basis points, respectively. Comparatively, loan accretion included in loan interest income for the three and twelve months ended December 31,  2014 was  $240.0 thousand and  $2.1 million, resulting in an increase in the tax-equivalent net interest margin of 6 and 14 basis points, respectively.

Tax-equivalent net interest income for the quarter ended December 31, increased $375.0 thousand to $15.4 million in 2015 from $15.1 million in 2014.  The tax-equivalent yield on the loan portfolio decreased to 4.52% for the fourth quarter of 2015 compared to 4.74% for the comparable period in 2014. For the fourth quarter, loans, net averaged $1.3 billion in 2015 compared to $1.2 billion in 2014. For the quarter ended December 31, the tax-equivalent yield on total investments increased to 2.74% in 2015 from 2.57% in 2014. Average investments totaled $300.3 million in the fourth quarter of 2015 and $360.0 million in the fourth quarter of 2014. The cost of funds declined to 0.51% in the three months ended December 31, 2015 from 0.54% for the same period of 2014. Average interest-bearing liabilities were $1.2 billion for the quarters ended December 31, 2015 and 2014.  Tax-equivalent net interest income for the twelve months ended December 31, decreased $202.0 thousand to $60.1 million in 2015 from $60.3 million in 2014. The tax-equivalent yield on the loan portfolio decreased to 4.59%  in 2015 compared to 4.87%  in 2014. Loans, net averaged $1.3 billion in 2015 and $1.2 billion in 2014. For the twelve months ended December 31, the tax-equivalent yield on investments was 2.71% in 2015 compared to 2.67% in 2014. Average investments totaled $311.2 million in 2015 and $338.5 million in 2014. Average interest-bearing liabilities increased slightly for the twelve months ended December 31, 2015, compared to the corresponding period last year. The cost of funds declined to 0.51%  in 2015 from 0.57%  in 2014.

For the quarter ended December 31, the provision for loan losses was $1.3 million in 2015 and $800.0 thousand in 2014. The provision for loan losses totaled $3.7 million for the twelve months ended December 31, 2015, compared to $3.5 million for the same period last year. The increase in the provision for loan losses in 2015 was a result of loan growth and an increase in the level of nonperforming loans.

For the three months ended December 31, noninterest income totaled $3.8 million in 2015 and $3.5 million in 2014. For the twelve months ended December 31, noninterest income totaled $15.7 million in 2015, an increase from $15.3 million in 2014. Net gains on sale of investment securities were $1.2 million in 2015 compared to $861.0 thousand in 2014. Increases in revenues from merchant services income, wealth management services and mortgage banking activities more than offset a decrease in service charges, fees and commissions, income from fiduciary activities and life insurance investment income.

For the fourth quarter, noninterest expense amounted to $12.5 million in 2015 and $11.3 million in 2014. The fourth quarter of 2015 included a $678.0 thousand charge for the disposal of a nonrecoverable asset. Noninterest expense increased $0.9 million or 1.8% to $46.8 million for the twelve months ended December 31, 2015, from $45.9 million for the twelve months ended December 31, 2014. Increases in salaries and employee benefits, net occupancy and equipment, merchant services expense and other expenses were partially offset by decreases in amortization of intangible assets and acquisition related expenses.  The market expansion into Lehigh Valley and King of Prussia along with the buildout of our wealth management platform led to the increases in salaries and employee benefit and occupancy expenses.

 BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $1.8 billion, $1.3 billion and $1.5 billion, respectively, at December 31, 2015. Loans, net grew $70.3 million or 22.0% on an annualized basis in the fourth quarter of 2015. Loans, net increased $131.0 million or 10.8% from December 31, 2014 to 2015.  Deposits grew $11.2 million or 3.1% on an annualized basis in the fourth quarter of 2015. Total deposits increased $30.3 million or 2.1%  in 2015 when compared to year-end 2014. Noninterest-bearing deposits increased $7.5 million or 2.4% while interest-bearing deposits increased $22.8 million or 2.0% in 2015. Total investments were $297.0 million at December 31, 2015, including $284.9 million securities classified as available-for-sale and $12.1 million classified as held-to-maturity.

Stockholders’ equity equaled $248.8 million or $33.57 per share at December 31, 2015, and $246.8 million or $32.69 per share at December 31, 2014. Tangible stockholders’ equity improved to $24.29 per share at December 31, 2015, from $23.57 per share at year-end 2014. Dividends declared for the twelve months ended December 31, 2015 amounted to $1.24 per share representing a dividend payout ratio of 52.5%.

ASSET QUALITY REVIEW

Nonperforming assets were $12.5 million or 0.93% of loans, net and foreclosed assets at December 31, 2015, compared to $11.7 million or 0.92% at September 30, 2015, and $10.9 million or 0.90% at December 31, 2014. The allowance for loan losses equaled $13.0 million or 0.97% of loans, net at December 31, 2015 compared to $10.3 million or 0.85% of loans, net, at December 31, 2014. Loans charged-off, net of recoveries, for the twelve months ended December 31, 2015, equaled $1.1 million or 0.08% of average loans, compared to $1.8 million or 0.15% of average loans for the twelve months ended December 31, 2014.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Lackawanna, Lehigh, Luzerne, Monroe, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 24 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2015	2015	2015	2015	2014
Key performance data:
Per share data:
Net income	$0.52	$0.58	$0.59	$0.67	$0.58
Core net income (1)	$0.50	$0.57	$0.59	$0.60	$0.58
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$33.57	$33.53	$33.20	$33.05	$32.69
Tangible book value (1)	$24.29	$24.49	$24.15	$23.96	$23.57
Market value:
High	$41.96	$41.60	$43.76	$49.26	$52.52
Low	$34.43	$34.56	$36.89	$39.35	$44.17
Closing	$38.08	$34.93	$39.61	$44.87	$49.68
Market capitalization	$282,196	$262,642	$298,767	$338,695	$375,002
Common shares outstanding	7,410,606	7,519,109	7,542,725	7,548,358	7,548,358
Selected ratios:
Return on average stockholders’ equity	6.12%	7.00%	7.14%	8.28%	7.06%
Core return on average stockholders’ equity (1)	5.90%	6.85%	7.14%	7.40%	7.06%
Return on average tangible stockholders’ equity (1)	8.43%	9.62%	9.84%	11.48%	9.81%
Core return on average tangible stockholders’ equity (1)	8.14%	9.41%	9.84%	10.25%	9.81%
Return on average assets	0.85%	1.00%	1.03%	1.20%	1.01%
Core return on average assets (1)	0.82%	0.98%	1.03%	1.07%	1.01%
Stockholders’ equity to total assets	13.68%	14.22%	14.33%	14.55%	14.17%
Efficiency ratio (2)	64.16%	60.82%	60.39%	58.94%	59.18%
Nonperforming assets to loans, net, and foreclosed assets	0.93%	0.92%	0.86%	0.91%	0.90%
Net charge-offs to average loans, net	0.11%	0.09%	0.04%	0.09%	0.21%
Allowance for loan losses to loans, net	0.97%	0.95%	0.93%	0.87%	0.85%
Earning assets yield (FTE) (3)	4.17%	4.11%	4.22%	4.28%	4.19%
Cost of funds	0.51%	0.50%	0.50%	0.54%	0.54%
Net interest spread (FTE) (3)	3.66%	3.61%	3.72%	3.74%	3.65%
Net interest margin (FTE) (3)	3.79%	3.74%	3.84%	3.88%	3.79%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2015	2014
Interest income:
Interest and fees on loans:
Taxable	$54,004	$54,316
Tax-exempt	2,351	2,265
Interest and dividends on investment securities:
Taxable	3,207	3,946
Tax-exempt	3,385	3,271
Dividends	35	50
Interest on interest-bearing deposits in other banks	49	38
Interest on federal funds sold	10	70
Total interest income	63,041	63,956
Interest expense:
Interest on deposits	4,953	5,431
Interest on short-term borrowings	53	71
Interest on long-term debt	1,031	1,140
Total interest expense	6,037	6,642
Net interest income	57,004	57,314
Provision for loan losses	3,700	3,524
Net interest income after provision for loan losses	53,304	53,790
Noninterest income:
Service charges, fees, commissions	6,245	6,484
Merchant services income	3,855	3,549
Commissions and fees on fiduciary activities	1,946	2,179
Wealth management income	845	752
Mortgage banking income	872	648
Life insurance investment income	767	778
Net gains on sale of investment securities available-for-sale	1,189	861
Total noninterest income	15,719	15,251
Noninterest expense:
Salaries and employee benefits expense	21,533	20,652
Net occupancy and equipment expense	9,104	8,102
Merchant services expense	2,643	2,236
Amortization of intangible assets	1,182	1,334
Acquisition related expenses		1,725
Other expenses	12,317	11,884
Total noninterest expense	46,779	45,933
Income before income taxes	22,244	23,108
Provision for income tax expense	4,521	5,459
Net income	$17,723	$17,649
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$(510)	$4,343
Reclassification adjustment for gains included in net income	(1,189)	(861)
Change in unfunded pension liability	(296)	(3,684)
Income tax expense (benefit) related to other comprehensive income	(699)	(71)
Other comprehensive income (loss), net of income taxes	(1,296)	(131)
Comprehensive income	$16,427	$17,518
Per share data:
Net income	$2.36	$2.34
Cash dividends declared	$1.24	$1.24
Average common shares outstanding	7,516,451	7,548,825

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2015	2015	2015	2015	2014
Interest income:
Interest and fees on loans:
Taxable	$13,932	$13,341	$13,391	$13,340	$13,281
Tax-exempt	637	585	570	559	658
Interest and dividends on investment securities available-for-sale:
Taxable	699	792	816	900	1,069
Tax-exempt	887	858	835	805	809
Dividends	11	9	6	9	18
Interest on interest-bearing deposits in other banks	10	13	15	11	9
Interest on federal funds sold	1		5	4	6
Total interest income	16,177	15,598	15,638	15,628	15,850
Interest expense:
Interest on deposits	1,264	1,229	1,192	1,268	1,306
Interest on short-term borrowings	30	11	4	8	4
Interest on long-term debt	275	245	252	259	276
Total interest expense	1,569	1,485	1,448	1,535	1,586
Net interest income	14,608	14,113	14,190	14,093	14,264
Provision for loan losses	1,300	900	750	750	800
Net interest income after provision for loan losses	13,308	13,213	13,440	13,343	13,464
Noninterest income:
Service charges, fees, commissions	1,560	1,531	1,542	1,612	1,669
Merchant services income	919	1,183	963	790	765
Commissions and fees on fiduciary activities	459	541	487	459	489
Wealth management income	218	224	198	205	183
Mortgage banking income	205	197	248	222	214
Life insurance investment income	198	192	188	189	213
Net gains on sale of investment securities available-for-sale	210	147		832
Total noninterest income	3,769	4,015	3,626	4,309	3,533
Noninterest expense:
Salaries and employee benefits expense	5,290	5,397	5,613	5,233	5,769
Net occupancy and equipment expense	2,241	2,246	2,149	2,468	2,022
Merchant services expense	637	823	650	533	514
Amortization of intangible assets	286	296	295	305	324
Acquisition related expenses
Other expenses	4,014	2,944	2,804	2,555	2,694
Total noninterest expense	12,468	11,706	11,511	11,094	11,323
Income before income taxes	4,609	5,522	5,555	6,558	5,674
Income tax expense	770	1,113	1,124	1,514	1,290
Net income	$3,839	$4,409	$4,431	$5,044	$4,384
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$(644)	$826	$(1,459)	$767	$1,532
Reclassification adjustment for gains included in net income	(210)	(147)		(832)
Change in pension liability	(296)				(3,684)
Income tax expense (benefit) related to other comprehensive income (loss)	(404)	237	(510)	(23)	(753)
Other comprehensive income (loss), net of income taxes	(746)	442	(949)	(42)	(1,399)
Comprehensive income	$3,093	$4,851	$3,482	$5,002	$2,985
Per share data:
Net income	$0.52	$0.58	$0.59	$0.67	$0.58
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,435,440	7,536,824	7,546,198	7,548,358	7,548,358

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2015	2015	2015	2015	2014
Net interest income:
Interest income
Loans, net:
Taxable	$13,932	$13,341	$13,391	$13,340	$13,281
Tax-exempt	979	901	877	860	1,013
Total loans, net	14,911	14,242	14,268	14,200	14,294
Investments:
Taxable	710	801	822	909	1,087
Tax-exempt	1,366	1,320	1,285	1,238	1,244
Total investments	2,076	2,121	2,107	2,147	2,331
Interest on interest-bearing balances in other banks	10	13	15	11	9
Federal funds sold	1		5	4	6
Total interest income	16,998	16,376	16,395	16,362	16,640
Interest expense:
Deposits	1,264	1,229	1,192	1,268	1,306
Short-term borrowings	30	11	4	8	4
Long-term debt	275	245	252	259	276
Total interest expense	1,569	1,485	1,448	1,535	1,586
Net interest income	$15,429	$14,891	$14,947	$14,827	$15,054
Loans, net:
Taxable	4.51%	4.50%	4.62%	4.68%	4.67%
Tax-exempt	4.67%	4.82%	4.89%	4.96%	5.85%
Total loans, net	4.52%	4.52%	4.63%	4.70%	4.74%
Investments:
Taxable	1.60%	1.54%	1.60%	1.68%	1.63%
Tax-exempt	4.34%	4.46%	5.05%	5.36%	5.20%
Total investments	2.74%	2.60%	2.74%	2.78%	2.57%
Interest-bearing balances with banks	0.83%	0.85%	0.57%	1.64%	0.34%
Federal funds sold	0.54%		0.35%	0.19%	0.31%
Total earning assets	4.17%	4.11%	4.22%	4.28%	4.19%
Interest expense:
Deposits	0.44%	0.43%	0.43%	0.46%	0.46%
Short-term borrowings	0.42%	0.39%	0.38%	0.31%	0.14%
Long-term debt	2.83%	3.10%	3.16%	3.21%	3.26%
Total interest-bearing liabilities	0.51%	0.50%	0.50%	0.54%	0.54%
Net interest spread	3.66%	3.61%	3.72%	3.74%	3.65%
Net interest margin	3.79%	3.74%	3.84%	3.88%	3.79%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
At period end	2015	2015	2015	2015	2014
Assets:
Cash and due from banks	$28,218	$36,015	$28,847	$24,193	$24,656
Interest-bearing balances in other banks	4,699	4,970	6,710	6,813	6,770
Federal funds sold				8,625
Investment securities:
Available-for-sale	284,935	299,832	318,790	280,300	339,586
Held-to-maturity	12,109	13,107	13,626	14,172	14,665
Total investments	297,044	312,939	332,416	294,472	354,251
Loans held for sale		3,439	2,879	3,101	3,486
Loans, net	1,340,865	1,270,545	1,231,541	1,237,168	1,209,894
Less: allowance for loan losses	12,975	12,043	11,428	10,803	10,338
Net loans	1,327,890	1,258,502	1,220,113	1,226,365	1,199,556
Premises and equipment, net	28,157	27,002	26,552	26,117	25,433
Accrued interest receivable	5,796	5,327	5,507	4,922	5,580
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	5,397	4,606	4,901	5,197	5,501
Other assets	58,487	56,600	56,460	50,786	53,066
Total assets	$1,819,058	$1,772,770	$1,747,755	$1,713,961	$1,741,669
Liabilities:
Deposits:
Noninterest-bearing	$320,978	$303,741	$296,823	$305,037	$313,498
Interest-bearing	1,134,832	1,140,909	1,127,944	1,111,241	1,112,060
Total deposits	1,455,810	1,444,650	1,424,767	1,416,278	1,425,558
Short-term borrowings	38,325	30,250	25,860		19,557
Long-term debt	60,354	31,000	31,663	32,318	33,140
Accrued interest payable	560	496	443	460	574
Other liabilities	15,241	14,286	14,618	15,447	16,061
Total liabilities	1,570,290	1,520,682	1,497,351	1,464,503	1,494,890
Stockholders’ equity:
Common stock	14,821	15,038	15,086	15,097	15,097
Capital surplus	135,371	139,263	140,045	140,232	140,214
Retained earnings	100,701	99,165	97,093	95,000	92,297
Accumulated other comprehensive income (loss)	(2,125)	(1,378)	(1,820)	(871)	(829)
Total stockholders’ equity	248,768	252,088	250,404	249,458	246,779
Total liabilities and stockholders’ equity	$1,819,058	$1,772,770	$1,747,755	$1,713,961	$1,741,669

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Average quarterly balances	2015	2015	2015	2015	2014
Assets:
Loans, net:
Taxable	$1,226,295	$1,176,533	$1,163,445	$1,155,435	$1,127,719
Tax-exempt	83,176	74,203	71,978	70,334	68,731
Total loans, net	1,309,471	1,250,736	1,235,423	1,225,769	1,196,450
Investments:
Taxable	175,620	206,153	205,949	219,360	265,132
Tax-exempt	124,694	117,497	101,967	93,715	94,870
Total investments	300,314	323,650	307,916	313,075	360,002
Interest-bearing balances with banks	4,791	6,081	10,583	2,718	10,620
Federal funds sold	735	653	5,722	8,674	7,663
Total earning assets	1,615,311	1,581,120	1,559,644	1,550,236	1,574,735
Other assets	171,839	171,390	166,634	161,103	149,001
Total assets	$1,787,150	$1,752,510	$1,726,278	$1,711,339	$1,723,736
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,147,296	$1,140,012	$1,123,810	$1,109,914	$1,124,702
Noninterest-bearing	309,665	305,753	300,855	298,166	300,287
Total deposits	1,456,961	1,445,765	1,424,665	1,408,080	1,424,989
Short-term borrowings	28,016	11,130	4,232	10,373	11,046
Long-term debt	38,494	31,330	31,989	32,726	33,612
Other liabilities	14,722	14,368	16,438	13,240	7,693
Total liabilities	1,538,193	1,502,593	1,477,324	1,464,419	1,477,340
Stockholders’ equity	248,957	249,917	248,954	246,920	246,396
Total liabilities and stockholders’ equity	$1,787,150	$1,752,510	$1,726,278	$1,711,339	$1,723,736

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2015	2015	2015	2015	2014
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,744	$9,646	$9,143	$9,736	$8,699
Accruing loans past due 90 days or more	763	1,631	1,072	1,237	1,623
Foreclosed assets	957	458	334	324	561
Total nonperforming assets	$12,464	$11,735	$10,549	$11,297	$10,883

Three months ended
Allowance for loan losses:
Beginning balance	$12,043	$11,428	$10,803	$10,338	$10,171
Charge-offs	573	315	174	365	641
Recoveries	205	30	49	80	8
Provision for loan losses	1,300	900	750	750	800
Ending balance	$12,975	$12,043	$11,428	$10,803	$10,338

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2015	2015	2015	2015	2014
Core net income per share:
Net income GAAP	$3,839	$4,409	$4,431	$5,044	$4,384
Adjustments:
Less: Gains on sale of investment securities, net of tax	136	96		541
Add: Acquisition related expenses, net of tax
Net income Core	$3,703	$4,313	$4,431	$4,503	$4,384
Average common shares outstanding	7,435,440	7,536,824	7,546,198	7,548,358	7,548,358
Core net income per share	$0.50	$0.57	$0.59	$0.60	$0.58
Tangible book value:
Total stockholders’ equity	$248,768	$252,088	$250,404	$249,458	$246,779
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	5,397	4,606	4,901	5,197	5,501
Total tangible stockholders’ equity	$180,001	$184,112	$182,133	$180,891	$177,908
Common shares outstanding	7,410,606	7,519,109	7,542,725	7,548,358	7,548,358
Tangible book value per share	$24.29	$24.49	$24.15	$23.96	$23.57
Core return on average stockholders’ equity:
Net income GAAP	$3,839	$4,409	$4,431	$5,044	$4,384
Adjustments:
Less: Gains on sale of investment securities, net of tax	136	96		541
Add: Acquisition related expenses, net of tax
Net income Core	$3,703	$4,313	$4,431	$4,503	$4,384
Average stockholders’ equity	$248,957	$249,917	$248,954	$246,920	$246,396
Core return on average stockholders’ equity	5.90%	6.85%	7.14%	7.40%	7.06%
Return on average tangible equity:
Net income GAAP	$3,839	$4,409	$4,431	$5,044	$4,384
Average stockholders’ equity	$248,957	$249,917	$248,954	$246,920	$246,396
Less: average intangibles	68,372	68,124	68,419	68,719	69,034
Average tangible stockholders’ equity	$180,585	$181,793	$180,535	$178,201	$177,362
Return on average tangible stockholders’ equity	8.43%	9.62%	9.84%	11.48%	9.81%
Core return on average tangible stockholders’ equity:
Net income GAAP	$3,839	$4,409	$4,431	$5,044	$4,384
Adjustments:
Less: Gains on sale of investment securities, net of tax	136	96		541
Add: Acquisition related expenses, net of tax
Net income Core	$3,703	$4,313	$4,431	$4,503	$4,384
Average stockholders’ equity	$248,957	$249,917	$248,954	$246,920	$246,396
Less: average intangibles	68,372	68,124	68,419	68,719	69,034
Average tangible stockholders’ equity	$180,585	$181,793	$180,535	$178,201	$177,362
Core return on average tangible stockholders’ equity	8.14%	9.41%	9.84%	10.25%	9.81%
Core return on average assets:
Net income GAAP	$3,839	$4,409	$4,431	$5,044	$4,384
Adjustments:
Less: Gains on sale of investment securities, net of tax	136	96		541
Add: Acquisition related expenses, net of tax
Net income Core	$3,703	$4,313	$4,431	$4,503	$4,384
Average assets	$1,787,150	$1,752,510	$1,726,278	$1,711,339	$1,723,736
Core return on average assets	0.82%	0.98%	1.03%	1.07%	1.01%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2015	2014
Core net income per share:
Net income GAAP	$17,723	$17,649
Adjustments:
Less: Gains on sale of investment securities, net of tax	773	560
Add: Acquisition related expenses, net of tax		1,121
Net income Core	$16,950	$18,210
Average common shares outstanding	7,516,451	7,548,825
Core net income per share	$2.26	$2.41